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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-8220

ING Variable Products Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2013 to December 31, 2013

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2013

Classes ADV, I, S and S2

ING Variable Products Trust

■	ING International Value Portfolio
■	ING MidCap Opportunities Portfolio
■	ING SmallCap Opportunities Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Summary Portfolios of Investments	32
Tax Information	41
Shareholder Meeting Information	42
Trustee and Officer Information	43
Additional Information	47

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

[1]	Please see the “Additional Information” section regarding rebranding details on page 47.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

MSCI EAFE® Index
An unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

ING INTERNATIONAL VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2013 (as a percentage of net assets)

Japan	20.8%
United Kingdom	17.1%
France	14.0%
Germany	9.1%
Switzerland	8.3%
Netherlands	7.7%
Spain	4.4%
Italy	3.5%
Denmark	2.5%
Sweden	1.8%
Countries between 0.7%–1.8%ˆ	10.2%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 9 countries, which each represents 0.7%–1.8% of net assets.
Portfolio holdings are subject to change daily.

ING International Value Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Martin Jansen, Senior Portfolio Manager, Joseph Vultaggio, Portfolio Manager, and David Rabinowitz, Portfolio Manager of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 21.21% compared to the MSCI EAFE® Index, which returned 22.78% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark after deducting fees and operating expenses. Portfolio performance benefitted from security selection, particularly in the industrials, health care and financials sectors. Security selection in telecommunication services, energy and consumer discretionary detracted from relative results. Sector allocation detracted from results. The negative impact of an overweight in a relatively weak energy sector was partially offset by an underweight in materials, which was also a weak performing sector. From a regional perspective, strong stock selection in developed Asia contributed the most to performance. In contrast, stock selection in Japan detracted from results.

Among the leading individual contributors to performance were OMRON Corp. (“OMRON”), KBC Groupe SA (“KBC”) and AXA SA. (“AXA”). OMRON, a Japanese manufacturer of automation equipment, reported solid earnings results across all of its business divisions and raised guidance. The company also benefited from stabilizing growth in China and a weaker yen. KBC, a Belgian bank, reported strong earnings results that were driven by better-than-expected fee income and cost controls. Investors also reacted favorably to the announced sale of KBC Bank Deutschland. AXA, an insurance company based in France, benefited from the repositioning of its life insurance business toward higher margin products and services.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)

Roche Holding AG — Genusschein	2.6%
Novartis AG	2.6%
Royal Dutch Shell PLC — Class A	2.5%
Nestle S.A.	2.1%
Total S.A.	2.0%
AXA S.A.	1.9%
Sumitomo Mitsui Financial Group, Inc.	1.9%
Bayer AG	1.9%
Siemens AG	1.8%
British American Tobacco PLC	1.8%
Portfolio holdings are subject to change daily.

Among the leading detractors from performance were BHP Billiton plc (“BHP”), Rio Tinto plc (“Rio Tinto”) and Barrick Gold Corp (“Barrick Gold”). BHP, a UK/Australian diversified mining company, underperformed due to expectations of softer commodity prices amid Chinese consumption concerns. During the first quarter of the year, however, BHP reported solid earnings results on increased iron ore production and sales. BHP also reiterated guidance and announced that Andrew Mackenzie will be replacing Marius Kloppers as the new Chief Executive Officer (“CEO”). Rio Tinto underperformed during the first quarter, and as a result, underperformed for the full year, making it one of the top detractors for the reporting period. Barrick Gold suffered from declining gold prices and was negatively impacted by environmental challenges at its developing mine in Chile.

During the reporting period, we reduced our developed Asia exposure and modestly increased our position size in Europe. We also modestly increased the number of holdings in the Portfolio to help improve its risk/reward ratio.

Current Strategy and Outlook: In our opinion, international developed stock markets are fairly priced. While Europe has embarked on a slow recovery after a protracted and deep recession and the Japanese economy has responded to the aggressive monetary easing, we believe valuations are now generally factoring in a solid earnings recovery. In our opinion, there is some potential to beat earnings estimates, so we remain reasonably constructive on the market outlook, although price gains are unlikely to match the strong performance seen in 2013. The Portfolio is well diversified across both geographic regions and economic sectors and we continue to favor well-capitalized stocks with what we believe to be unrecognized value.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE PORTFOLIO

Average Annual Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006
Class ADV	20.54%	9.39%	—	0.05%
Class I	21.21%	9.89%	5.64%	—
Class S	21.05%	9.57%	5.42%	—
MSCI EAFE® Index	22.78%	12.44%	6.91%	1.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to July 1, 2002, the portfolio was sub-advised by a different sub-adviser.

ING MIDCAP OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Consumer Discretionary	24.4%
Information Technology	16.2%
Industrials	15.2%
Health Care	13.3%
Financials	9.6%
Consumer Staples	7.6%
Energy	6.0%
Materials	4.6%
Telecommunication Services	1.9%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Jeff Bianchi and Mike Pytosh, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 31.97% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 35.74% and 34.76%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark during the reporting period. The most significant detractors for the period included security selection in the information technology and energy sectors. Security selection in the financials and health care sectors contributed the most to results.

The biggest detractors for the period included overweight positions in Citrix Systems, Inc. (“Citrix Systems”) and F5 Networks, Inc. (”F5 Networks“), as well as not owning Netflix, Inc. (”Netflix“) Shares of enterprise software vendor Citrix Systems fell after the company pre-announced third quarter results that were below expectations. Networking appliances company F5 Networks reported a shortfall of revenue and earnings for the March 2013 quarter due to a weak enterprise and carrier information technology spending environment. In addition, the company experienced delays in customer spending as F5 Networks is in the process of refreshing several of its hardware products. Continued concerns over the company’s customer spending levels led to its stock’s underperformance in the second quarter. Shares of TV and movie subscription service Netflix performed well after reporting quarterly results that exceeded expectations on nearly every operating metric. In addition, Netflix recently signed a content deal with Disney. Investor sentiment for the company was also boosted in anticipation of the debut of the company’s high profile bet on original programming, ”House of Cards.“ Netflix is now perceived to have accelerating subscriber growth potential.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Intuit, Inc.	2.9%
Discovery Communications, Inc. — Class A	2.4%
Cabot Oil & Gas Corp.	2.4%
Alexion Pharmaceuticals, Inc.	2.2%
Whole Foods Market, Inc.	2.2%
Informatica Corp.	2.1%
Macy’s, Inc.	2.1%
Actavis PLC	2.1%
IntercontinentalExchange Group, Inc.	2.1%
Hershey Co.	2.0%
Portfolio holdings are subject to change daily.

Top contributors included overweight positions in Lions Gate Entertainment Corp. (”Lions Gate“), Ameriprise Financial (”Ameriprise“), and Best Buy Co. (”Best Buy“). Fourth quarter results that were well above consensus helped investors appreciate the transformation of Lions Gate from a tertiary film studio with erratic box office results, to a multi-faceted, strategically acquirable media company with multiple franchises in the film industry and a growing television studio with a critical mass of development opportunities. Investors are becoming increasingly optimistic that the company’s earnings growth may be sustainable over the long term. What’s more, the company may get more aggressive in returning capital to shareholders, as balance sheet deleveraging has nearly run its course. Ameriprise, a hybrid insurer/asset manager, outperformed during the year by materially exceeding expectations on margin improvements, driven by advisor productivity. The company also exhibited shareholder-friendly behavior by using excess capital for share buybacks and dividends. Although Ameriprise experienced significant outflows from some of its platforms, the outflows were mostly from lower fee assets, so the net result was an improved fee mix. Against a backdrop of concern about weakness in consumer spending, Best Buy reported solid quarterly results that were strong across the board. In particular, investors were pleased to see better than expected progress on gross margin improvement.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the ”Fed“) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. In our opinion, U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Effective September 6, 2013, Kristin Manning was removed as a co-portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES PORTFOLIO

Average Annual Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	31.34%	21.89%	—	11.05%	—
Class I	31.97%	22.55%	11.15%	—	—
Class S	31.68%	22.23%	10.88%	—	—
Class S2	31.49%	—	—	—	26.21%
Russell Midcap® Growth Index	35.74%	23.37%	9.77%	8.53%	27.53%
Russell Midcap® Index	34.76%	22.36%	10.22%	7.83%	27.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING SMALLCAP OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Information Technology	23.8%
Consumer Discretionary	18.8%
Health Care	16.3%
Industrials	14.6%
Financials	10.3%
Energy	5.1%
Materials	4.6%
Consumer Staples	2.1%
Exchange-Traded Funds	1.8%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Portfolio (the ”Portfolio“) seeks long-term capital appreciation. The Portfolio is managed by Steve Salopek, James Hasso and Joseph Basset, CFA, Portfolio Managers of ING Investment Management Co. LLC (”ING IM“) — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 39.06%, compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 43.30% and 38.82%, respectively, for the same period.

Portfolio Specifics: Underperformance for the period was due to both unfavorable sector allocation and stock selection. The Portfolio’s underweight allocation to the pharmaceuticals and biotechnology sector detracted the most from returns. Additionally, the Portfolio’s allocation to cash was a drag on performance. Weak stock selection within the consumer services and hardware and equipment sectors detracted the most from performance, while stock selection within the semiconductors and consumer durables sectors contributed the most to performance.

Key detractors from performance were Liquidity Services, Inc. (”Liquidity“) and Hecla Mining Co. (”Hecla“).

Within the software and services sector, an overweight position in Liquidity detracted from performance. Its shares underperformed during the period as the company continued to struggle with revenue growth due to a sluggish retail environment and some issues in their recent European acquisition. Furthermore, with some of Liquidity’s government business currently up for re-bid, there is a risk that the company may lose a government contract. We have been opportunistically selling our position in the stock.

Hecla primarily mines silver, with an increasing exposure to gold. Its shares underperformed during the period as the precious metals industry as a whole was hit hard at the end of the second quarter as the market came to believe the U.S. Federal Reserve Board (the ”Fed“) would begin ending its accommodating stance later in 2013. While by-product metals prices declined, precious metal prices were impacted even more. Most mining stocks declined in value, but those whose primary output was gold and silver fared even worse.

Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)
iShares Russell 2000 Growth Index Fund	1.8%
Aspen Technology, Inc.	1.4%
PTC, Inc.	1.2%
Commvault Systems, Inc.	1.2%
WEX, Inc.	1.2%
Healthsouth Corp.	1.1%
Vail Resorts, Inc.	1.1%
Portfolio Recovery Associates, Inc.	1.1%
Knight Transportation, Inc.	1.1%
j2 Global, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The main individual contributors to performance were Financial Engines, Inc. and Carrizo Oil & Gas, Inc.

Financial Engines, Inc. is a provider of independent, technology-enabled portfolio management services, investment advice and retirement services. Its shares outperformed due to better-than-expected earnings, driven by stronger than anticipated assets under advisement growth due to high demand as the markets rallied sharply in 2013.

Within the energy sector, shares of Carrizo Oil & Gas, Inc. outperformed during the period due to a relatively positive outlook for 2013 and improved sentiment around production growth expectations over the next several years associated with their shift towards liquids. Furthermore, investors have begun to speculate about the company’s position in the Utica shale and what it might be worth.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, i.e., companies that in our opinion have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that we are well positioned as we think that investors will continue to focus on companies’ fundamentals due to the ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES PORTFOLIO

Average Annual Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV November 20, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	38.39%	22.26%	—	27.16%	—
Class I	39.06%	22.88%	10.58%	—	—
Class S	38.71%	22.57%	10.33%	—	—
Class S2	38.50%	—	—	—	28.36%
Russell 2000® Growth Index	43.30%	22.58%	9.41%	28.19%	28.35%
Russell 2000® Index	38.82%	20.08%	9.07%	25.90%	27.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, ”Actual Portfolio Return,“ provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled ”Expenses Paid During the Period“ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, ”Hypothetical (5% return before expenses),“ provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING International Value Portfolio
Class ADV	$1,000.00	$1,185.90	1.50%	$8.26	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,188.30	1.00	5.52	1,000.00	1,020.16	1.00	5.09
Class S	1,000.00	1,187.70	1.20	6.62	1,000.00	1,019.16	1.20	6.11
ING MidCap Opportunities Portfolio
Class ADV	1,000.00	1,164.50	1.30	7.09	1,000.00	1,018.65	1.30	6.61
Class I	1,000.00	1,167.40	0.80	4.37	1,000.00	1,021.17	0.80	4.08
Class S	1,000.00	1,166.40	1.05	5.73	1,000.00	1,019.91	1.05	5.35
Class S2	1,000.00	1,165.70	1.20	6.55	1,000.00	1,019.16	1.20	6.11
ING SmallCap Opportunities Portfolio
Class ADV	1,000.00	1,196.40	1.38	7.64	1,000.00	1,018.25	1.38	7.02
Class I	1,000.00	1,199.40	0.88	4.88	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,197.80	1.13	6.26	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,197.10	1.28	7.09	1,000.00	1,018.75	1.28	6.51

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Variable Products Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING International Value Portfolio, ING MidCap Opportunities Portfolio, and ING SmallCap Opportunities Portfolio, each a series of ING Variable Products Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING International Value Portfolio, ING MidCap Opportunities Portfolio, and ING SmallCap Opportunities Portfolio as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2014

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING International Value Portfolio	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at fair value+*	$133,880,982	$1,623,727,205	$324,200,646
Short-term investments at fair value**	1,043,448	31,400,339	22,866,918
Total investments at fair value	$134,924,430	$1,655,127,544	$347,067,564
Cash	206	25,882	369
Foreign currencies at value***	74,008	—	—
Receivables:
Investment securities sold	2,623,061	—	541,679
Fund shares sold	39,287	255,568	152,441
Dividends	53,458	876,621	159,015
Foreign tax reclaims	188,189	29,299	—
Unrealized appreciation on forward foreign currency contracts	2,979	—	—
Prepaid expenses	491	5,872	1,133
Total assets	137,906,109	1,656,320,786	347,922,201

LIABILITIES:
Payable for investment securities purchased	2,402,317	8,061,482	1,839,255
Payable for fund shares redeemed	37	3,894,626	772,719
Payable upon receipt of securities loaned	688,448	—	12,336,787
Payable for investment management fees	91,801	910,557	203,970
Payable for administrative fees	11,142	137,192	27,622
Payable for distribution and shareholder service fees	1,870	209,239	37,563
Payable for directors fees	663	7,424	1,394
Other accrued expenses and liabilities	51,324	169,678	52,501
Total liabilities	3,247,602	13,390,198	15,271,811
NET ASSETS	$134,658,507	$1,642,930,588	$332,650,390

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$296,725,034	$1,115,179,689	$224,836,387
Undistributed (distributions in excess of) net investment income	95,861	(15,669)	(3,889)
Accumulated net realized gain (loss)	(183,902,763)	220,116,558	26,182,531
Net unrealized appreciation	21,740,375	307,650,010	81,635,361
NET ASSETS	$134,658,507	$1,642,930,588	$332,650,390

+ Including securities loaned at value	$668,381	$—	$12,043,085
* Cost of investments in securities	$112,148,551	$1,316,078,378	$242,565,285
** Cost of short-term investments	$1,043,448	$31,400,339	$22,866,918
*** Cost of foreign currencies	$73,601	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING International Value Portfolio	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio
Class ADV
Net assets	$1,315,118	$143,299,742	$42,104,931
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	137,372	8,945,497	1,521,327
Net asset value and redemption price per share	$9.57	$16.02	$27.68

Class I
Net assets	$125,423,353	$796,010,155	$196,665,047
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	12,994,758	48,009,498	6,750,062
Net asset value and redemption price per share	$9.65	$16.58	$29.14

Class S
Net assets	$7,920,036	$689,090,992	$89,526,544
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	803,992	42,695,130	3,184,227
Net asset value and redemption price per share	$9.85	$16.14	$28.12

Class S2(1)
Net assets	n/a	$14,529,699	$4,353,868
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	900,925	156,416
Net asset value and redemption price per share	n/a	$16.13	$27.84

(1)	Class S2 of ING International Value Portfolio liquidated on April 30, 2013.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING International Value Portfolio	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,027,307	$14,057,487	$1,871,770
Securities lending income, net	181,945	138,521	143,916
Total investment income	4,209,252	14,196,008	2,015,686

EXPENSES:
Investment management fees	1,060,914	9,908,906	2,075,409
Distribution and shareholder service fees:
Class ADV	5,857	605,007	137,995
Class S	19,258	1,545,361	201,917
Class S2	7	56,091	18,541
Transfer agent fees	285	4,025	881
Administrative service fees	132,613	1,484,803	278,777
Shareholder reporting expense	8,543	111,507	27,025
Registration fees	—	9,025	1,400
Professional fees	12,519	81,027	22,208
Custody and accounting expense	52,568	152,805	29,014
Directors fees	3,978	44,545	8,363
Miscellaneous expense	3,840	41,534	20,187
Interest expense	956	573	33
Total expenses	1,301,338	14,045,209	2,821,750
Net recouped/waived and reimbursed fees	47,302	(11,218)	(3,708)
Net expenses	1,348,640	14,033,991	2,818,042
Net investment income (loss)	2,860,612	162,017	(802,356)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	11,619,601	224,720,742	29,411,052
Foreign currency related transactions	(26,111)	(522)	—
Net realized gain	11,593,490	224,720,220	29,411,052
Net change in unrealized appreciation (depreciation) on:
Investments	10,974,432	172,201,861	61,229,826
Foreign currency related transactions	8,134	1,184	—
Net change in unrealized appreciation (depreciation)	10,982,566	172,203,045	61,229,826
Net realized and unrealized gain	22,576,056	396,923,265	90,640,878
Increase in net assets resulting from operations	$25,436,668	$397,085,282	$89,838,522

__________________________________ * Foreign taxes withheld	$420,410	$670	$1,633

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Portfolio		ING MidCap Opportunities Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$2,860,612	$3,419,306	$162,017	$4,512,024
Net realized gain (loss)	11,593,490	(3,342,797)	224,720,220	38,292,709
Net change in unrealized appreciation	10,982,566	23,585,558	172,203,045	83,191,903
Increase in net assets resulting from operations	25,436,668	23,662,067	397,085,282	125,996,636

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(24,731)	(23,251)	—	(211,627)
Class I	(3,244,667)	(3,266,996)	(240,392)	(3,079,188)
Class S	(181,650)	(188,642)	—	(1,767,703)
Class S2(1)	(36)	(90)	—	(17,753)
Net realized gains:
Class ADV	—	—	(3,104,778)	(1,672,340)
Class I	—	—	(18,427,132)	(14,851,704)
Class S	—	—	(16,070,181)	(11,557,737)
Class S2	—	—	(268,315)	(148,840)
Total distributions	(3,451,084)	(3,478,979)	(38,110,798)	(33,306,892)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,398,016	2,093,271	151,192,057	329,680,490
Proceeds from shares issued in merger (Note 11)	—	—	303,156,146	—
Reinvestment of distributions	3,451,047	3,478,889	38,110,798	33,306,892
	6,849,063	5,572,160	492,459,001	362,987,382
Cost of shares redeemed	(27,654,639)	(37,263,739)	(346,945,568)	(210,453,525)
Net increase (decrease) in net assets resulting from capital share transactions	(20,805,576)	(31,691,579)	145,513,433	152,533,857
Net increase (decrease) in net assets	1,180,008	(11,508,491)	504,487,917	245,223,601

NET ASSETS:
Beginning of year or period	133,478,499	144,986,990	1,138,442,671	893,219,070
End of year or period	$134,658,507	$133,478,499	$1,642,930,588	$1,138,442,671
Undistributed (distributions in excess of) net investment income at end of year or period	$95,861	$612,282	$(15,669)	$(11,133)

(1)	Class S2 of the International Value Portfolio liquidated on April 30, 2013.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Opportunities Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment (loss)	$(802,356)	$(138,811)
Net realized gain	29,411,052	17,557,510
Net change in unrealized appreciation	61,229,826	11,039,728
Increase in net assets resulting from operations	89,838,522	28,458,427

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class ADV	(1,712,645)	(821,671)
Class I	(9,938,817)	(12,759,239)
Class S	(4,998,362)	(6,522,015)
Class S2	(225,946)	(226,396)
Total distributions	(16,875,770)	(20,329,321)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	60,766,106	38,981,797
Reinvestment of distributions	16,875,770	20,329,321
	77,641,876	59,311,118
Cost of shares redeemed	(40,377,023)	(32,862,233)
Net increase in net assets resulting from capital share transactions	37,264,853	26,448,885
Net increase in net assets	110,227,605	34,577,991

NET ASSETS:
Beginning of year or period	222,422,785	187,844,794
End of year or period	$332,650,390	$222,422,785
Accumulated net investment loss at end of year or period	$(3,889)	$(3,017)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Portfolio
Class ADV
12-31-13	8.12	0.14		1.50	1.64	0.19	—	—	0.19	—	9.57	20.54	1.46	1.50		1.50		1.61		1,315	62
12-31-12	6.99	0.15		1.14	1.29	0.16	—	—	0.16	—	8.12	18.64	1.46	1.50		1.50		1.99		1,123	56
12-31-11	8.44	(0.01	)•	(1.26)	(1.27)	0.17	—	0.01	0.18	—	6.99	(15.40)	1.57	1.52		1.52		(0.09)		1,145	69
12-31-10	8.41	0.11		0.05	0.16	0.13	—	—	0.13	—	8.44	2.02	1.56	1.50	†	1.50	†	1.28	†	31	155
12-31-09	6.74	0.09		1.70	1.79	0.12	—	—	0.12	—	8.41	26.88	1.55	1.51	†	1.51	†	1.10	†	21	214
Class I
12-31-13	8.18	0.19		1.51	1.70	0.23	—	—	0.23	—	9.65	21.21	0.96	1.00		1.00		2.18		125,423	62
12-31-12	7.04	0.19		1.14	1.33	0.19	—	—	0.19	—	8.18	19.23	0.96	1.00		1.00		2.52		124,728	56
12-31-11	8.49	0.21		(1.45)	(1.24)	0.20	—	0.01	0.21	—	7.04	(14.96)	1.07	1.02		1.02		2.56		135,682	69
12-31-10	8.46	0.16	•	0.04	0.20	0.17	—	—	0.17	—	8.49	2.50	1.06	1.00	†	1.00	†	1.96	†	230,836	155
12-31-09	6.77	0.13		1.68	1.81	0.12	—	—	0.12	—	8.46	27.18	1.05	1.01	†	1.01	†	1.70	†	399,689	214
Class S
12-31-13	8.34	0.18		1.54	1.72	0.21	—	—	0.21	—	9.85	21.05	1.21	1.20		1.20		1.95		7,920	62
12-31-12	7.18	0.18		1.16	1.34	0.18	—	—	0.18	—	8.34	18.90	1.21	1.20		1.20		2.33		7,623	56
12-31-11	8.64	0.19		(1.46)	(1.27)	0.18	—	0.01	0.19	—	7.18	(14.99)	1.32	1.22		1.22		2.27		8,156	69
12-31-10	8.60	0.13		0.06	0.19	0.15	—	—	0.15	—	8.64	2.36	1.31	1.20	†	1.20	†	1.61	†	11,068	155
12-31-09	6.93	0.11		1.68	1.79	0.12	—	—	0.12	—	8.60	26.13	1.30	1.21	†	1.21	†	1.44	†	12,076	214
ING MidCap Opportunities Portfolio
Class ADV
12-31-13	12.51	(0.05)		3.92	3.87	—	0.36	—	0.36	—	16.02	31.34	1.30	1.30		1.30		(0.34)		143,300	81
12-31-12	11.34	0.01		1.52	1.53	0.04	0.32	—	0.36	—	12.51	13.61	1.34	1.34		1.34		0.09		81,463	89
12-31-11	11.46	(0.02)		(0.10)	(0.12)	—	—	—	—	—	11.34	(1.05)	1.34	1.34		1.34		(0.23)		40,497	90
12-31-10	8.88	0.08	•	2.54	2.62	0.04	—	—	0.04	—	11.46	29.57	1.36	1.29	†	1.29	†	0.75	†	15,119	96
12-31-09	6.32	0.03	•	2.54	2.57	0.01	—	—	0.01	—	8.88	40.65	1.40	1.14	†	1.14	†	0.36	†	957	169
Class I
12-31-13	12.88	0.02		4.05	4.07	0.01	0.36	—	0.37	—	16.58	31.97	0.80	0.80		0.80		0.16		796,010	81
12-31-12	11.63	0.07		1.57	1.64	0.07	0.32	—	0.39	—	12.88	14.20	0.84	0.84		0.84		0.56		614,151	89
12-31-11	11.69	0.03		(0.09)	(0.06)	—	—	—	—	—	11.63	(0.51)	0.84	0.84		0.84		0.24		435,027	90
12-31-10	9.03	0.06		2.67	2.73	0.07	—	—	0.07	—	11.69	30.36	0.86	0.79	†	0.79	†	0.62	†	350,626	96
12-31-09	6.40	0.04		2.61	2.65	0.02	—	—	0.02	—	9.03	41.44	0.90	0.64	†	0.64	†	0.46	†	238,426	169
Class S
12-31-13	12.57	(0.01)		3.94	3.93	—	0.36	—	0.36	—	16.14	31.68	1.05	1.05		1.05		(0.09)		689,091	81
12-31-12	11.37	0.04		1.53	1.57	0.05	0.32	—	0.37	—	12.57	13.92	1.09	1.09		1.09		0.29		435,586	89
12-31-11	11.46	(0.00	)*	(0.09)	(0.09)	—	—	—	—	—	11.37	(0.79)	1.09	1.09		1.09		(0.04)		414,381	90
12-31-10	8.86	0.03	•	2.62	2.65	0.05	—	—	0.05	—	11.46	29.96	1.11	1.04	†	1.04	†	0.35	†	450,115	96
12-31-09	6.29	0.02		2.56	2.58	0.01	—	—	0.01	—	8.86	41.04	1.15	0.89	†	0.89	†	0.25	†	333,376	169
Class S2
12-31-13	12.58	(0.03)		3.94	3.91	—	0.36	—	0.36	—	16.13	31.49	1.30	1.20		1.20		(0.24)		14,530	81
12-31-12	11.38	0.02		1.54	1.56	0.04	0.32	—	0.36	—	12.58	13.79	1.34	1.24		1.24		0.18		7,243	89
12-31-11	11.49	(0.01)		(0.10)	(0.11)	—	—	—	—	—	11.38	(0.96)	1.34	1.24		1.24		(0.13)		3,314	90
12-31-10	8.89	0.08	•	2.56	2.64	0.04	—	—	0.04	—	11.49	29.67	1.36	1.19	†	1.19	†	0.71	†	900	96
02-27-09(5)–12-31-09	5.55	0.01		3.34	3.35	0.01	—	—	0.01	—	8.89	60.41	1.40	1.04	†	1.04	†	0.14	†	5	169
ING SmallCap Opportunities Portfolio
Class ADV
12-31-13	21.37	(0.16	)•	8.07	7.91	—	1.60	—	1.60	—	27.68	38.39	1.38	1.38		1.38		(0.63)		42,105	40
12-31-12	20.73	(0.07	)•	3.00	2.93	—	2.29	—	2.29	—	21.37	14.63	1.41	1.41		1.41		(0.34)		14,236	57
12-31-11	20.67	(0.14	)•	0.20	0.06	—	—	—	—	—	20.73	0.29	1.40	1.40		1.40		(0.67)		4,819	72
12-31-10	15.69	(0.10	)•	5.08	4.98	—	—	—	—	—	20.67	31.74	1.40	1.40	†	1.40	†	(0.57	)†	2,120	97
12-31-09	12.04	(0.08)		3.73	3.65	—	—	—	—	—	15.69	30.32	1.46	1.43	†	1.43	†	(0.61	)†	88	139

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
ING SmallCap Opportunities Portfolio (continued)
Class I
12-31-13	22.32	(0.04)	8.46	8.42	—	1.60	—	1.60	—	29.14	39.06	0.88	0.88		0.88		(0.16)	196,665	40
12-31-12	21.46	0.01	3.14	3.15	—	2.29	—	2.29	—	22.32	15.18	0.91	0.91		0.91		0.03	136,300	57
12-31-11	21.28	(0.04)	0.22	0.18	—	—	—	—	—	21.46	0.85	0.90	0.90		0.90		(0.17)	117,965	72
12-31-10	16.08	(0.02)	5.22	5.20	—	—	—	—	—	21.28	32.34	0.90	0.90	†	0.90	†	(0.14)†	113,938	97
12-31-09	12.27	(0.02)	3.83	3.81	—	—	—	—	—	16.08	31.05	0.96	0.93	†	0.93	†	(0.12)†	79,291	139
Class S
12-31-13	21.64	(0.10)•	8.18	8.08	—	1.60	—	1.60	—	28.12	38.71	1.13	1.13		1.13		(0.42)	89,527	40
12-31-12	20.91	(0.05)	3.07	3.02	—	2.29	—	2.29	—	21.64	14.95	1.16	1.16		1.16		(0.22)	68,682	57
12-31-11	20.80	(0.10)	0.21	0.11	—	—	—	—	—	20.91	0.53	1.15	1.15		1.15		(0.47)	63,588	72
12-31-10	15.75	(0.07)	5.12	5.05	—	—	—	—	—	20.80	32.06	1.15	1.15	†	1.15	†	(0.39)†	71,992	97
12-31-09	12.05	(0.05)	3.75	3.70	—	—	—	—	—	15.75	30.71	1.21	1.17	†	1.17	†	(0.36)†	62,253	139
Class S2
12-31-13	21.47	(0.13)	8.10	7.97	—	1.60	—	1.60	—	27.84	38.50	1.38	1.28		1.28		(0.57)	4,354	40
12-31-12	20.79	(0.06)•	3.03	2.97	—	2.29	—	2.29	—	21.47	14.79	1.41	1.31		1.31		(0.27)	3,205	57
12-31-11	20.71	(0.11)•	0.19	0.08	—	—	—	—	—	20.79	0.39	1.40	1.30		1.30		(0.56)	1,472	72
12-31-10	15.71	(0.09)•	5.09	5.00	—	—	—	—	—	20.71	31.83	1.40	1.30	†	1.30	†	(0.50)†	344	97
02-27-09(5)–12-31-09	9.88	(0.06)	5.89	5.83	—	—	—	—	—	15.71	59.01	1.46	1.33	†	1.33	†	(0.54)†	5	139

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Variable Products Trust (the “Trust”) is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. There are three active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Trust: ING International Value Portfolio (“International Value”), ING MidCap Opportunities Portfolio (“MidCap Opportunities”) and ING SmallCap Opportunities Portfolio (“SmallCap Opportunities”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

Each Portfolio offers at least three of the following classes of shares: Adviser Class (“Class ADV”) shares, Class I shares, Class S shares, and Service 2 Class (“Class S2”) shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser (“ING IM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (”NAV“). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the ”Pricing Committee“ as established by the Portfolio’s Administrator. The Pricing Committee

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio had a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, forward foreign currency contracts, In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2013, the maximum amount of loss that International Value would incur if the counterparties to its derivative transactions failed to perform would be $2,979 which represents the gross payments to be received by the Portfolio on open forward foreign currency contracts were they to be unwound as of December 31, 2013. There was no collateral posted by either counterparty at December 31, 2013 to reduce the potential risk of loss.

Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

H.  Forward Foreign Currency Contracts. Each Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, each Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts, if any, are presented following the Summary Portfolio of Investments. During the year ended December 31, 2013, International Value had an average contract amount of $1,158,297 on forward currency contracts to buy.

I.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Portfolio. The underlying collateral

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be a potential loss to a Portfolio in the event that a Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.  Securities Lending. Each Portfolio may temporarily loan up to 33% (except International Value, which can loan up to 33-1/3%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (”BNY“) provides each Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.  Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(a)(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as that term is used in the 1940 Act, determined in good faith under procedures approved by the Board.

L.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
International Value	$81,591,095	$102,685,958
MidCap Opportunities	1,173,436,039	1,366,961,889
SmallCap Opportunities	123,275,739	107,599,115

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

International Value	0.80% on the first $250 million; 0.75% on the next $500 million; and 0.70% in excess of $750 million
MidCap Opportunities	0.75% on the first $250 million; 0.70% on the next $400 million; 0.65% on the next $450 million; and 0.60% in excess of $1.1 billion
SmallCap Opportunities	0.75% on the first $250 million; 0.70% on the next $250 million, 0.65% on the next $250 million; 0.60% on the next $250 million; and 0.55% in excess of $1 billion

IFS acts as administrator and provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Investment Adviser entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statement of Operations.

NOTE 5 — SHAREHOLDER SERVICE AND DISTRIBUTION FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of the Portfolios, so that the actual fee paid by Class S2 of a Portfolio is an annual rate of 0.15%. Termination or modification of this contractual waiver requires approval by the Board. There is no guarantee that the waiver will continue.

Class S shares of the Portfolios are subject to a Shareholder Services Plan (the “Shareholder Services Plan”). Under the Shareholder Services Plan, each Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Distributor is entitled to use the proceeds from the Shareholder Services Plan to pay for services including, but not limited to, providing information about the Portfolios and delivering Portfolio documents.

The Distributor has agreed to waive 0.05% of average daily net assets of Class S related to the shareholder service fee for International Value. Termination or modification of this contractual waiver requires approval by the Board. There is no guarantee that the waiver will continue.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	International Value	81.26%
	MidCap Opportunities	26.91
	SmallCap Opportunities	38.86

ING National Trust	MidCap Opportunities	9.90
	SmallCap Opportunities	24.17

ING USA Annuity and Life Insurance Company	International Value	5.21
	MidCap Opportunities	36.16
	SmallCap Opportunities	20.75

ReliaStar Life Insurance Company	International Value	13.03
	SmallCap Opportunities	13.15

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit the expenses excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
International Value	1.50%	1.00%	1.20%	N/A
MidCap Opportunities(1)	1.40%	0.90%	1.10%	1.30%
SmallCap Opportunities	1.42%	0.92%	1.17%	1.32%

(1)	Pursuant to a side letter agreement, ING Investments has further lowered the expense limits for MidCap Opportunities to 1.35%, 0.85%, 1.10%, and 1.25% for Class ADV, Class I, Class S and Class S2, respectively. The side letter agreement will continue through May 2, 2014 unless: (i) the Board approves a modification or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

termination of the side letter agreement; or (ii) the Investment Management Agreement or the Expense Limitation Agreement has been terminated.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the particular Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations.

As of December 31, 2013, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2014	2015	2016	Total
International Value	$62,893	$—	$—	$62,893

These amounts do not include shareholding servicing fees voluntarily waived by the Distributor.

The Expense Limitation Agreement is contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2013:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
International Value	16	$1,135,938	1.13%
MidCap Opportunities	8	2,269,875	1.11

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
International Value
Class ADV
12/31/2013	16,035	—	3,005	(19,999)	(959)	139,704	—	24,731	(170,222)	(5,787)
12/31/2012	21,917	—	3,140	(50,540)	(25,483)	163,899	—	23,251	(379,216)	(192,066)
Class I
12/31/2013	349,096	—	387,712	(2,991,408)	(2,254,600)	3,117,626	—	3,244,666	(26,160,759)	(19,798,467)
12/31/2012	191,682	—	434,722	(4,644,704)	(4,018,300)	1,584,454	—	3,266,996	(34,633,292)	(29,781,842)
Class S
12/31/2013	15,511	—	21,328	(146,497)	(109,658)	140,686	—	181,650	(1,318,884)	(996,548)
12/31/2012	45,298	—	24,675	(292,320)	(222,347)	344,918	—	188,642	(2,251,231)	(1,717,671)
Class S2(1)
12/31/2013	—	—	—	(552)	(552)	—	—	—	(4,774)	(4,774)
12/31/2012	—	—	—	—	—	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities
Class ADV
12/31/2013	2,042,352	1,118,918	223,187	(951,367)	2,433,090	28,755,203	15,307,383	3,104,778	(13,992,671)	33,174,693
12/31/2012	3,262,730	—	156,062	(478,994)	2,939,798	40,501,115	—	1,883,967	(5,869,659)	36,515,423
Class I
12/31/2013	6,292,943	6,446,546	1,297,736	(13,724,218)	313,007	92,314,013	90,885,188	18,667,524	(200,124,880)	1,741,845
12/31/2012	17,744,681	—	1,445,316	(8,913,964)	10,276,033	229,130,303	—	17,930,893	(113,212,077)	133,849,119
Class S
12/31/2013	1,793,643	14,215,244	1,147,782	(9,115,021)	8,041,648	25,214,661	195,532,971	16,070,181	(130,827,647)	105,990,166
12/31/2012	4,459,935	—	1,099,327	(7,354,907)	(1,795,645)	55,627,523	—	13,325,440	(90,292,802)	(21,339,839)
Class S2
12/31/2013	340,396	103,967	19,163	(138,384)	325,142	4,908,180	1,430,604	268,315	(2,000,370)	4,606,729
12/31/2012	357,431	—	13,756	(86,559)	284,628	4,421,549	—	166,592	(1,078,987)	3,509,154
SmallCap Opportunities
Class ADV
12/31/2013	895,070	—	73,065	(112,951)	855,184	22,200,746	—	1,712,645	(2,866,905)	21,046,486
12/31/2012	432,701	—	40,219	(39,220)	433,700	9,230,774	—	821,671	(831,937)	9,220,508
Class I
12/31/2013	1,032,830	—	403,853	(793,770)	642,913	26,843,417	—	9,938,817	(20,518,480)	16,263,754
12/31/2012	958,527	—	599,307	(948,582)	609,252	21,692,600	—	12,759,240	(21,299,008)	13,152,832
Class S
12/31/2013	432,457	—	210,192	(632,802)	9,847	10,734,452	—	4,998,362	(15,961,632)	(228,818)
12/31/2012	297,152	—	315,683	(478,822)	134,013	6,321,495	—	6,522,014	(10,423,979)	2,419,530
Class S2
12/31/2013	39,689	—	9,590	(42,163)	7,116	987,491	—	225,946	(1,030,006)	183,431
12/31/2012	81,518	—	11,038	(14,063)	78,493	1,736,928	—	226,396	(307,309)	1,656,015

(1)	Class S2 liquidated on April 30, 2013.

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolios of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2013:

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

International Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$668,381	$(668,381)	$—

(1)	Collateral with a fair value of $688,448 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets	$101,320	$(101,320)	$—
BNP PrimeBrokerage	28,392	(28,392)	—
Barclays Capital Inc.	585,781	(585,781)	—
Citigroup Global Markets	1,355,225	(1,355,225)	—
Credit Suisse Securities USA	2,170,766	(2,170,766)	—
Deutsche Bank Securities	446,848	(446,848)	—
Goldman Sachs & Company	3,020,884	(3,020,884)	—
JPMorgan Clearing Corp.	2,019,628	(2,019,628)	—
Merrill Lynch	452,004	(452,004)	—
Morgan Stanley & Co. LLC	1,321,209	(1,321,209)	—
SG Americas Security LLC	415,524	(415,524)	—
UBS Securities, LLC	125,504	(125,504)	—
Total	$12,043,085	$(12,043,085)	$—

(1)	Collateral with a fair value of $12,336,787 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — REORGANIZATIONS

On March 22, 2013, MidCap Opportunities (”Acquiring Portfolio“) acquired all of the net assets of ING Blackrock Science and Technology Opportunities Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on March 12, 2013. The purposes of the transaction were to combine two porfolios with comparable investment objectives, policies, restrictions and management. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income	$(192,772)
Net realized and unrealized loss on investments	$410,619,707
Net increase in net assets resulting from operations	$410,426,935

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 22, 2013. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards	Acquired Unrealized Appreciation (000s)	Portfolio Conversion Ratio
MidCap Opportunities	ING Blackrock Science and Technology Opportunities Portfolio	$303,156	$1,245,557	$—	$659	0.3462

The net assets of MidCap Opportunities after the acquisition were approximately $1,548,713,000.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by a Portfolio and their corresponding risks, see each Portfolio’s most recent Prospectus and/or the Statement of Additional Information.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

Foreign Investments and/or Developing and Emerging Markets (International Value and MidCap Opportunities). There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
International Value	$—	$74,051	$(74,051)
MidCap Opportunities	(165,171)	73,839	91,332
SmallCap Opportunities	—	801,484	(801,484)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
International Value	$3,451,084	$—	$3,478,979	$—
MidCap Opportunities	240,392	37,870,406	4,876,122	28,430,770
SmallCap Opportunities	4,941,867	11,933,903	3,546,008	16,783,313

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
International Value	$99,330	$—	$21,439,831	$(76,969,718)	2016
				(104,716,147)	2017
				(1,913,497)	None
				$(183,599,362)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
MidCap Opportunities	$68,656,815	$157,130,944	$302,598,500	$(524,221)	2016
				(95,470)	2017
				$(619,691)*
SmallCap Opportunities	9,025,541	19,308,277	79,484,075	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the ”Restructuring Plan“) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the ”Separation Plan“).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the ”IPO“). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains ”control“ (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 14 — RESTRUCTURING PLAN (continued)

interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 15 — SUBSEQUENT EVENTS

On January 23, 2014, the Board approved a new side letter expense limitation agreement for International Value. Effective January 1, 2014, the new side letter agreement, through May 1, 2015, is 1.45%, 0.95%, and 1.15% for Class ADV, Class I, and Class S, respectively.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING INTERNATIONAL VALUE PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Australia: 1.4%
36,735		Macquarie Group Ltd.	$1,803,047	1.3
38,923		Other Securities	132,285	0.1
			1,935,332	1.4

		Belgium: 1.1%
27,042		KBC Groep NV	1,537,493	1.1

		Denmark: 2.5%
91,647	@	Danske Bank A/S	2,105,285	1.6
118		Other Securities	1,276,991	0.9
			3,382,276	2.5

		Finland: 1.0%
57,496		Fortum OYJ	1,315,392	1.0

		France: 14.0%
93,434		AXA S.A.	2,601,925	1.9
15,304		Casino Guichard Perrachon S.A.	1,765,875	1.3
153,328		Orange S.A.	1,903,594	1.4
227,009		Natixis	1,335,552	1.0
7,494		Kering	1,584,092	1.2
21,835		Renault S.A.	1,757,209	1.3
21,635		Sanofi	2,310,517	1.7
98,958		Suez Environnement S.A.	1,774,628	1.3
42,413	@	Total S.A.	2,603,297	2.0
33,720		Other Securities	1,229,657	0.9
			18,866,346	14.0

		Germany: 9.1%
22,416		BASF AG	2,392,557	1.8
17,922		Bayer AG	2,516,449	1.9
11,455		Bayerische Motoren Werke AG	1,345,197	1.0
36,507		Deutsche Post AG	1,333,423	1.0
18,106		Siemens AG	2,482,679	1.8
132,253		Other Securities	2,217,468	1.6
			12,287,773	9.1

		Hong Kong: 1.8%
345,700		AIA Group Ltd.	1,740,077	1.3
205,500		Other Securities	687,135	0.5
			2,427,212	1.8

		Italy: 3.5%
319,010		Enel S.p.A.	1,391,973	1.0
54,047		ENI S.p.A.	1,305,978	1.0
268,937		UniCredit SpA	1,983,862	1.5
			4,681,813	3.5

		Japan: 20.8%
129,000		Ajinomoto Co., Inc.	1,867,493	1.4
19,400		East Japan Railway Co.	1,545,362	1.2

COMMON STOCK: (continued)
		Japan: (continued)
287,112		Hitachi Ltd.	$2,176,927	1.6
58,700		Japan Tobacco, Inc.	1,910,025	1.4
66,800		JSR Corp.	1,294,779	1.0
65,000		Komatsu Ltd.	1,334,534	1.0
83,700		Mitsubishi Corp.	1,606,866	1.2
808,000		Mizuho Financial Group, Inc.	1,754,193	1.3
49,900		Sumitomo Mitsui Financial Group, Inc.	2,594,969	1.9
40,100		Tokio Marine Holdings, Inc.	1,342,134	1.0
35,300		Toyota Motor Corp.	2,152,420	1.6
524,000		Other Securities	8,367,401	6.2
			27,947,103	20.8

		Netherlands: 7.7%
17,768		European Aeronautic Defence and Space Co. NV	1,364,059	1.0
22,503		Koninklijke DSM NV	1,770,957	1.3
49,616	@	Koninklijke Philips NV	1,826,928	1.4
65,426		Reed Elsevier NV	1,390,554	1.0
91,526		Royal Dutch Shell PLC — Class A	3,280,150	2.5
38,100		Other Securities(a)	679,704	0.5
			10,312,352	7.7

		New Zealand: 0.9%
616,676		Other Securities	1,170,571	0.9

		Norway: 1.8%
98,779		Statoil ASA	2,401,961	1.8

		Singapore: 0.8%
388,000		Other Securities	1,128,349	0.8

		Spain: 4.4%
216,182	@	Banco Popular Espanol SA	1,305,777	1.0
183,448		Banco Bilbao Vizcaya Argentaria S.A.	2,269,360	1.7
254,962		Other Securities	2,340,538	1.7
			5,915,675	4.4

		Sweden: 1.8%
124,573		Telefonaktiebolaget LM Ericsson	1,520,974	1.1
19,310		Other Securities	949,411	0.7
			2,470,385	1.8

		Switzerland: 8.3%
13,556		Cie Financiere Richemont SA	1,354,210	1.0
38,907		Nestle S.A.	2,851,496	2.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING INTERNATIONAL VALUE PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Switzerland: (continued)
43,076		Novartis AG	$3,452,515	2.6
12,442		Roche Holding AG — Genusschein	3,485,331	2.6
			11,143,552	8.3

		United Kingdom: 17.1%
199,346		Aviva PLC	1,491,405	1.1
69,580	@	BHP Billiton PLC	2,159,073	1.6
45,258		British American Tobacco PLC	2,429,195	1.8
123,330	@	CNH Industrial NV	1,405,680	1.0
117,014	@	HSBC Holdings PLC	1,284,136	1.0
223,840		Kingfisher PLC	1,429,011	1.0
429,284		Legal & General Group PLC	1,586,839	1.2
193,696		Rexam PLC	1,704,184	1.3
36,427		Schroders PLC	1,571,078	1.2
309,865		Tesco PLC	1,720,793	1.3
467,214		Vodafone Group PLC	1,839,521	1.4
1,061,196		Other Securities	4,437,366	3.2
			23,058,281	17.1

		United States: 0.8%
29,200		Other Securities	1,032,512	0.8

		Total Common Stock (Cost $111,240,991)	133,014,378	98.8

PREFERRED STOCK: 0.6%
		Brazil: 0.6%
145,934		Other Securities	866,604	0.6

		Total Preferred Stock (Cost $907,560)	866,604	0.6

		Total Long-Term Investments (Cost $112,148,551)	133,880,982	99.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
		Securities Lending Collateralcc(1): 0.5%
688,448		Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $688,449, collateralized by various U.S. Government Agency Obligations, 1.372%–8.500%, Market Value plus accrued interest $702,217, due 05/01/17–12/01/44) (Cost $688,448)	688,448	0.5

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.3%
355,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $355,000)	$355,000	0.3

		Total Short-Term Investments (Cost $1,043,448)	1,043,448	0.8

		Total Investments in Securities (Cost $113,191,999)	$134,924,430	100.2
		Liabilities in Excess of Other Assets	(265,923)	(0.2)
		Net Assets	$134,658,507	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $113,495,400.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,156,109
Gross Unrealized Depreciation	(1,727,079)
Net Unrealized Appreciation	$21,429,030

Sector Diversification	Percentage of Net Assets
Financials	25.8%
Industrials	12.1
Consumer Discretionary	11.0
Health Care	10.2
Consumer Staples	9.3
Energy	8.9
Materials	8.3
Telecommunication Services	6.3
Utilities	4.8
Information Technology	2.7
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING INTERNATIONAL VALUE PORTFOLIO

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$1,803,047	$132,285	$—	$1,935,332
Belgium	—	1,537,493	—	1,537,493
Denmark	—	3,382,276	—	3,382,276
Finland	1,315,392	—	—	1,315,392
France	—	18,866,346	—	18,866,346
Germany	—	12,287,773	—	12,287,773
Hong Kong	—	2,427,212	—	2,427,212
Italy	—	4,681,813	—	4,681,813
Japan	—	27,947,103	—	27,947,103
Netherlands	679,704	9,632,648	—	10,312,352
New Zealand	—	1,170,571	—	1,170,571
Norway	—	2,401,961	—	2,401,961
Singapore	—	1,128,349	—	1,128,349
Spain	—	5,915,675	—	5,915,675
Sweden	—	2,470,385	—	2,470,385
Switzerland	—	11,143,552	—	11,143,552
United Kingdom	2,421,117	20,637,164	—	23,058,281
United States	1,032,512	—	—	1,032,512
Total Common Stock	7,251,772	125,762,606	—	133,014,378
Preferred Stock	866,604	—	—	866,604
Short-Term Investments	355,000	688,448	—	1,043,448
Total Investments, at fair value	$8,473,376	$126,451,054	$—	$134,924,430
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,979	—	2,979
Total Assets	$8,473,376	$126,454,033	$—	$134,927,409

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING International Value Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Japanese Yen	115,275,257	Sell	01/08/14	$1,097,516	$1,094,660	$2,856
Credit Suisse Group AG	Swedish Krona	390,179	Sell	01/07/14	60,781	60,658	123
							$2,979

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING INTERNATIONAL VALUE PORTFOLIO

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,979
Total Asset Derivatives		$2,979

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(71,392)
Total	$(71,392)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$2,979
Total	$2,979

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Citigroup, Inc.	Credit Suisse Group AG	Totals
Assets:
Forward foreign currency contracts	$2,856	$123	$2,979
Total Assets	$2,856	$123	$2,979

Net OTC derivative instruments by counterparty, at fair value	$2,856	$123	$2,979

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$2,856	$123	$2,979

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING MIDCAP OPPORTUNITIES PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 24.4%
562,318		Best Buy Co., Inc.	$22,425,242	1.4
560,578		Brinker International, Inc.	25,977,184	1.6
62,477	@	Chipotle Mexican Grill, Inc.	33,286,496	2.0
527,461		Delphi Automotive PLC	31,716,230	1.9
437,333	@	Discovery Communications, Inc. — Class A	39,543,650	2.4
589,560		Gap, Inc.	23,040,005	1.4
178,941	@	Liberty Media Corp.	26,205,909	1.6
638,479		Macy’s, Inc.	34,094,779	2.1
210,625	@	Michael Kors Holdings Ltd.	17,100,644	1.0
680,960		Newell Rubbermaid, Inc.	22,069,914	1.3
403,526		Ross Stores, Inc.	30,236,203	1.8
638,004	@	Starz	18,655,237	1.1
231,540	@	Ulta Salon Cosmetics & Fragrance, Inc.	22,348,241	1.4
554,326	@	Urban Outfitters, Inc.	20,565,495	1.3
1,024,725		Other Securities	33,819,065	2.1
			401,084,294	24.4

		Consumer Staples: 7.6%
696,872		Coca-Cola Enterprises, Inc.	30,752,961	1.9
345,267		Hershey Co.	33,570,311	2.0
298,968		Mead Johnson Nutrition Co.	25,041,560	1.5
626,405		Whole Foods Market, Inc.	36,225,001	2.2
			125,589,833	7.6

		Energy: 6.0%
1,015,055		Cabot Oil & Gas Corp.	39,343,532	2.4
487,328	@	FMC Technologies, Inc.	25,443,395	1.5
420,451	@	Oasis Petroleum, Inc.	19,748,583	1.2
177,296		Other Securities	14,735,071	0.9
			99,270,581	6.0

		Financials: 9.6%
130,482	@	Affiliated Managers Group, Inc.	28,298,936	1.7
257,093		Ameriprise Financial, Inc.	29,578,550	1.8
537,512		Arthur J. Gallagher & Co.	25,225,438	1.5
482,296		Gaming and Leisure Properties, Inc.	24,505,460	1.5
150,909		IntercontinentalExchange Group, Inc.	33,942,452	2.1
401,286		Nasdaq Stock Market, Inc.	15,971,183	1.0
			157,522,019	9.6

		Health Care: 13.3%
202,868	@	Actavis PLC	34,081,824	2.1

COMMON STOCK: (continued)
		Health Care: (continued)
382,629		Agilent Technologies, Inc.	$21,882,552	1.3
274,392	@	Alexion Pharmaceuticals, Inc.	36,510,599	2.2
143,594		Cooper Cos., Inc.	17,782,681	1.1
184,187	@	Henry Schein, Inc.	21,045,207	1.3
676,059	@	Mylan Laboratories	29,340,961	1.8
832,091		Zoetis, Inc.	27,201,055	1.6
435,368		Other Securities	31,351,740	1.9
			219,196,619	13.3

		Industrials: 15.2%
539,824		Ametek, Inc.	28,432,530	1.7
299,827	@	BE Aerospace, Inc.	26,093,944	1.6
321,932		Flowserve Corp.	25,377,900	1.5
428,149		Ingersoll-Rand PLC — Class A	26,373,978	1.6
557,557		KAR Auction Services, Inc.	16,475,809	1.0
276,881		Nordson Corp.	20,572,258	1.3
202,201		Roper Industries, Inc.	28,041,235	1.7
136,286		Towers Watson & Co.	17,391,456	1.1
478,260		Waste Connections, Inc.	20,866,484	1.3
190,237	@	Wesco International, Inc.	17,324,884	1.0
504,867		Other Securities	22,303,689	1.4
			249,254,167	15.2

		Information Technology: 16.2%
119,414	@	Alliance Data Systems Corp.	31,397,523	1.9
494,676		Broadridge Financial Solutions ADR	19,549,595	1.2
249,585	@	F5 Networks, Inc.	22,677,293	1.4
851,560	@	Informatica Corp.	35,339,740	2.1
614,100		Intuit, Inc.	46,868,112	2.9
801,204		NetApp, Inc.	32,961,533	2.0
865,433	@	TIBCO Software, Inc.	19,454,934	1.2
478,582		Xilinx, Inc.	21,976,485	1.3
773,348		Other Securities	35,423,165	2.2
			265,648,380	16.2

		Materials: 4.6%
579,208		International Paper Co.	28,398,568	1.7
415,279		Packaging Corp. of America	26,278,855	1.6
746,592		Other Securities	20,239,424	1.3
			74,916,847	4.6

		Telecommunication Services: 1.9%
347,779	@	SBA Communications Corp.	31,244,465	1.9

		Total Common Stock (Cost $1,316,078,378)	1,623,727,205	98.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING MIDCAP OPPORTUNITIES PORTFOLIO

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
31,400,339	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $31,400,339)	$31,400,339	1.9

	Total Short-Term Investments (Cost $31,400,339)	31,400,339	1.9

	Total Investments in Securities (Cost $1,347,478,717)	$1,655,127,544	100.7
	Liabilities in Excess of Other Assets	(12,196,956)	(0.7)
	Net Assets	$1,642,930,588	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

Cost for federal income tax purposes is $1,352,530,227.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$320,030,089
Gross Unrealized Depreciation	(17,432,772)
Net Unrealized Appreciation	$302,597,317

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$1,623,727,205	$—	$—	$1,623,727,205
Short-Term Investments	31,400,339	—	—	31,400,339
Total Investments, at fair value	$1,655,127,544	$—	$—	$1,655,127,544

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

ING SMALLCAP
OPPORTUNITIES PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.6%
		Consumer Discretionary: 18.8%
37,500	@	Bally Technologies, Inc.	$2,941,875	0.9
72,900		Cheesecake Factory	3,518,883	1.1
79,866		Cinemark Holdings, Inc.	2,661,934	0.8
134,400		Dana Holding Corp.	2,636,928	0.8
155,085	@	Express, Inc.	2,895,437	0.9
105,600		Finish Line	2,974,752	0.9
51,199	@, L	Hibbett Sporting Goods, Inc.	3,441,085	1.0
60,700	@	Jack in the Box, Inc.	3,036,214	0.9
56,751	@	Life Time Fitness, Inc.	2,667,297	0.8
86,956	@	LKQ Corp.	2,860,852	0.9
55,904		Monro Muffler, Inc.	3,150,749	1.0
205,368	@, L	Smith & Wesson Holding Corp.	2,770,414	0.8
50,394		Vail Resorts, Inc.	3,791,141	1.1
727,403		Other Securities(a)	23,089,140	6.9
			62,436,701	18.8

		Consumer Staples: 2.1%
47,900		Casey’s General Stores, Inc.	3,364,975	1.0
148,025		Other Securities	3,777,839	1.1
			7,142,814	2.1

		Energy: 5.1%
101,000	@, L	Bill Barrett Corp.	2,704,780	0.8
125,100	@, L	C&J Energy Services, Inc.	2,889,810	0.9
51,800	@	Unit Corp.	2,673,916	0.8
406,450		Other Securities(a)	8,652,109	2.6
			16,920,615	5.1

		Financials: 10.3%
81,924		Coresite Realty Corp.	2,637,134	0.8
39,933		Financial Engines, Inc.	2,774,545	0.9
39,184		MarketAxess Holdings, Inc.	2,620,234	0.8
69,986	@	Portfolio Recovery Associates, Inc.	3,698,060	1.1
47,500		Sovran Self Storage, Inc.	3,095,575	0.9
546,379		Other Securities	19,351,525	5.8
			34,177,073	10.3

		Health Care: 16.3%
114,931		Healthsouth Corp.	3,829,501	1.1
70,500	@	Team Health Holdings, Inc.	3,211,275	1.0
71,200	@	Thoratec Corp.	2,605,920	0.8
38,800	@	WellCare Health Plans, Inc.	2,732,296	0.8
1,298,099		Other Securities(a)	41,775,623	12.6
			54,154,615	16.3

COMMON STOCK: (continued)
		Industrials: 14.6%
83,135		Actuant Corp.	$3,046,066	0.9
58,600	@	EnPro Industries, Inc.	3,378,290	1.0
108,651		Healthcare Services Group	3,082,429	0.9
79,160	@	HUB Group, Inc.	3,156,901	0.9
199,600		Knight Transportation, Inc.	3,660,664	1.1
36,900		Regal-Beloit Corp.	2,720,268	0.8
78,800		Simpson Manufacturing Co., Inc.	2,894,324	0.9
29,075	@	Teledyne Technologies, Inc.	2,670,829	0.8
52,800		Toro Co.	3,358,080	1.0
57,590		Woodward Governor Co.	2,626,680	0.8
361,749		Other Securities	18,153,821	5.5
			48,748,352	14.6

		Information Technology: 23.8%
182,600	@	Aruba Networks, Inc.	3,268,540	1.0
111,300	@	Aspen Technology, Inc.	4,652,340	1.4
73,045		Blackbaud, Inc.	2,750,145	0.8
78,882	@	Cardtronics, Inc.	3,427,423	1.0
51,700	@	Commvault Systems, Inc.	3,871,296	1.2
56,800	@	DealerTrack Holdings, Inc.	2,730,944	0.8
71,800		j2 Global, Inc.	3,590,718	1.1
48,289	@	Micros Systems, Inc.	2,770,340	0.8
115,900	@	PTC, Inc.	4,101,701	1.2
119,100	@	QLIK Technologies, Inc.	3,171,633	1.0
38,073	@	WEX, Inc.	3,770,369	1.2
1,962,514		Other Securities	40,990,183	12.3
			79,095,632	23.8

		Materials: 4.6%
131,793		Commercial Metals Co.	2,679,351	0.8
67,100		HB Fuller Co.	3,491,884	1.0
558,610		Other Securities	9,200,507	2.8
			15,371,742	4.6

		Total Common Stock (Cost $238,438,773)	318,047,544	95.6

EXCHANGE-TRADED FUNDS: 1.8%
45,407		iShares Russell 2000 Growth Index Fund	6,153,102	1.8

		Total Exchange-Traded Funds (Cost $4,126,512)	6,153,102	1.8

		Total Long-Term Investments (Cost $242,565,285)	324,200,646	97.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING SMALLCAP
OPPORTUNITIES PORTFOLIO

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.9%
	Securities Lending Collateralcc(1): 3.7%
2,929,989	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,929,991, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $2,988,589, due 01/15/14–05/01/51)	$2,929,989	0.8
2,929,989	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,929,992, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $2,988,589, due 12/15/15–08/15/53)	2,929,989	0.9
2,929,989	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,929,994, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $2,988,590, due 01/24/14–02/01/47)	2,929,989	0.9
2,929,989	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,929,991, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $2,988,589, due 06/01/17–09/01/44)	2,929,989	0.9

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
616,831	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $616,831, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $629,168, due 01/23/14–08/15/23)	$616,831	0.2
		12,336,787	3.7

Shares		Value	Percentage of Net Assets

	Mutual Funds: 3.2%
10,530,131	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $10,530,131)	10,530,131	3.2

	Total Short-Term Investments (Cost $22,866,918)	22,866,918	6.9

	Total Investments in Securities (Cost $265,432,203)	$347,067,564	104.3
	Liabilities in Excess of Other Assets	(14,417,174)	(4.3)
	Net Assets	$332,650,390	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $267,583,490.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$85,208,911
Gross Unrealized Depreciation	(5,724,836)
Net Unrealized Appreciation	$79,484,075

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

ING SMALLCAP
OPPORTUNITIES PORTFOLIO

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$318,047,544	$—	$—	$318,047,544
Exchange-Traded Funds	6,153,102	—	—	6,153,102
Short-Term Investments	10,530,131	12,336,787	—	22,866,918
Total Investments, at fair value	$334,730,777	$12,336,787	$—	$347,067,564

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING International Value Portfolio
Class ADV	NII	$0.1860
Class I	NII	$0.2286
Class S	NII	$0.2107
ING MidCap Opportunities Portfolio
Class I	NII	$0.0050
All Classes	LTCG	$0.3572
ING SmallCap Opportunities Portfolio
All Classes	STCG	$0.4698
All Classes	LTCG	$1.1345

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING International Value Portfolio	0.37%
ING MidCap Opportunities Portfolio	18.46%
ING SmallCap Opportunities Portfolio	32.73%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING International Value Portfolio	$206,200	$0.0148	93.87%

*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Variable Products Trust Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

3	To approve a new investment advisory agreement for certain Portfolios with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To approve a new investment sub-advisory agreement between DSL or ING Investments, as applicable, and ING IM with respect to the certain Portfolios prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control events that occur as part of the Separation Plan.

5	To elect 13 nominees to the Board.

8	To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Portfolio	3*	8,126,022.000	2,048,063.000	398,109.000	0.000	10,572,194.000
	4*	8,143,505.000	2,051,894.000	376,795.000	0.000	10,572,194.000
	8*	7,791,050.334	2,236,193.333	544,950.333	0.000	10,572,194.000

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING MidCap Opportunities Portfolio	3*	49,310,905.035	2,766,519.000	4,711,218.000	1,048.758	56,789,690.793
	4*	49,183,578.035	3,049,784.000	4,555,280.000	1,048.758	56,789,690.793
	8*	47,274,579.285	5,298,511.250	4,215,551.250	1,049.008	56,789,690.793

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING SmallCap Opportunities Portfolio	3*	5,538,319.000	309,100.000	411,631.000	2,108.385	6,261,158.385
	4*	5,521,512.250	364,819.250	372,718.250	2,108.635	6,261,158.385
	8*	5,217,062.750	607,705.750	434,280.750	2,109.135	6,261,158.385

*	Proposals Passed

ING Variable Products Trust	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5*	69,949,969.678	3,673,073.500	0.000	0.000	73,623,043.178
John V. Boyer	5*	70,097,531.678	3,525,511.500	0.000	0.000	73,623,043.178
Patricia W. Chadwick	5*	69,943,971.678	3,679,071.500	0.000	0.000	73,623,043.178
Albert E. DePrince, Jr.	5*	69,917,373.678	3,705,669.500	0.000	0.000	73,623,043.178
Peter S. Drotch	5*	69,853,122.678	3,769,920.500	0.000	0.000	73,623,043.178
J. Michael Earley	5*	70,015,381.678	3,607,661.500	0.000	0.000	73,623,043.178
Martin J. Gavin**	5*	70,049,658.678	3,573,384.500	0.000	0.000	73,623,043.178
Russell H. Jones	5*	70,119,389.678	3,503,653.500	0.000	0.000	73,623,043.178
Patrick W. Kenny	5*	70,026,258.678	3,596,784.500	0.000	0.000	73,623,043.178
Shaun P. Mathews	5*	70,119,431.678	3,503,611.500	0.000	0.000	73,623,043.178
Joseph E. Obermeyer	5*	69,909,488.678	3,713,554.500	0.000	0.000	73,623,043.178
Sheryl K. Pressler	5*	69,905,382.678	3,717,660.500	0.000	0.000	73,623,043.178
Roger B. Vincent	5*	70,004,782.678	3,618,260.500	0.000	0.000	73,623,043.178

*	Proposal Passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Trustee	January 2005– Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006– Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	171	Wisconsin Energy Corporation (June 2006– Present) and The Royce Fund, (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007– Present	Retired.	171	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002– Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013–Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005– Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	171	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	171	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006– Present	Consultant (May 2001– Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	171	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	171
ING Capital Corporation, LLC (December 2005– Present) and ING Investments Distributor, LLC (December 2005– Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee (“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	November 1999–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010– Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Portfolios, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to the Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Variable Products Trust	Voya Variable Products Trust
ING International Value Portfolio	Voya International Value Portfolio
ING MidCap Opportunities Portfolio	Voya MidCap Opportunities Portfolio
ING SmallCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UVPTADVISS2     (1213-021714)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                    Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $63,500 for year ended December 31, 2013 and $56,700 for year ended December 31, 2012.

(b)                                  Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,200 for year ended December 31, 2013 and $7,200 for year ended December 31, 2012.

(c)                                   Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $18,618 in the year ended December 31, 2013 and $13,350 in the year ended December 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                  All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $9 in the year ended December 31, 2013 and $0 in the year ended December 31, 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved:  November 21, 2013

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre- Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

____________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October  1, 2013  through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

____________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre- Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act ( i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre- Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:

October 1, 2013 to December 31, 2014

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERMEDIATE BOND PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MONEY MARKET PORTFOLIO

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SERIES FUND, INC.

ING SHORT DURATION HIGH INCOME FUND

ING STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
ING VARIABLE FUNDS

ING VARIABLE INSURANCE TRUST

ING VARIABLE PORTFOLIOS INC,

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

  100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

   Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,135,567 for year ended December 31, 2013 and $2,085,015 for year ended December 31, 2012.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

14

Item 6.  Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

15

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Variable Products Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING International Value Portfolio, ING MidCap Opportunities Portfolio, and ING SmallCap Opportunities Portfolio, each a series of ING Variable Products Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated February 20, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 26, 2014

ING International Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Australia: 1.4%
36,735		Macquarie Group Ltd.	$1,803,047	1.3
38,923		Sydney Airport	132,285	0.1
			1,935,332	1.4

		Belgium: 1.1%
27,042		KBC Groep NV	1,537,493	1.1

		Denmark: 2.5%
118		AP Moller—Maersk A/S—Class B	1,276,991	0.9
91,647	@	Danske Bank A/S	2,105,285	1.6
			3,382,276	2.5

		Finland: 1.0%
57,496		Fortum OYJ	1,315,392	1.0

		France: 14.0%
33,720		Alstom	1,229,657	0.9
93,434		AXA S.A.	2,601,925	1.9
15,304		Casino Guichard Perrachon S.A.	1,765,875	1.3
153,328		Orange S.A.	1,903,594	1.4
227,009		Natixis	1,335,552	1.0
7,494		Kering	1,584,092	1.2
21,835		Renault S.A.	1,757,209	1.3
21,635		Sanofi	2,310,517	1.7
98,958		Suez Environnement S.A.	1,774,628	1.3
42,413	@	Total S.A.	2,603,297	2.0
			18,866,346	14.0

		Germany: 9.1%
22,416		BASF AG	2,392,557	1.8
17,922		Bayer AG	2,516,449	1.8
11,455		Bayerische Motoren Werke AG	1,345,197	1.0
56,391	@	Commerzbank AG	910,346	0.7
36,507		Deutsche Post AG	1,333,423	1.0
75,862		Deutsche Telekom AG	1,307,122	1.0
18,106		Siemens AG	2,482,679	1.8
			12,287,773	9.1

		Hong Kong: 1.8%
345,700		AIA Group Ltd.	1,740,077	1.3
205,500		Yue Yuen Industrial Holdings	687,135	0.5
			2,427,212	1.8

		Italy: 3.5%
319,010		Enel S.p.A.	1,391,973	1.0
54,047		ENI S.p.A.	1,305,978	1.0
268,937		UniCredit SpA	1,983,862	1.5
			4,681,813	3.5

		Japan: 20.8%
129,000		Ajinomoto Co., Inc.	1,867,493	1.4
16,700		Astellas Pharma, Inc.	990,090	0.7
19,400		East Japan Railway Co.	1,545,362	1.2
44,000		Fuji Heavy Industries Ltd.	1,264,514	0.9
287,112		Hitachi Ltd.	2,176,927	1.6
137,000		Japan Steel Works Ltd.	767,683	0.6
58,700		Japan Tobacco, Inc.	1,910,025	1.4
66,800		JSR Corp.	1,294,779	1.0
19,100		KDDI Corp.	1,176,852	0.9
65,000		Komatsu Ltd.	1,334,534	1.0
83,700		Mitsubishi Corp.	1,606,866	1.2
30,000		Mitsui Fudosan Co., Ltd.	1,082,120	0.8
808,000		Mizuho Financial Group, Inc.	1,754,193	1.3
146,200		Nomura Holdings, Inc.	1,129,806	0.8
88,300		Panasonic Corp.	1,029,332	0.8
42,700		Shionogi & Co., Ltd.	927,003	0.7
49,900		Sumitomo Mitsui Financial Group, Inc.	2,594,969	1.9
40,100		Tokio Marine Holdings, Inc.	1,342,134	1.0
35,300		Toyota Motor Corp.	2,152,421	1.6
			27,947,103	20.8

		Netherlands: 7.7%
38,100	L	ArcelorMittal	679,704	0.5
17,768		European Aeronautic Defence and Space Co. NV	1,364,059	1.0
22,503		Koninklijke DSM NV	1,770,957	1.3
49,616	@	Koninklijke Philips NV	1,826,928	1.4
65,426		Reed Elsevier NV	1,390,554	1.0
91,526		Royal Dutch Shell PLC—Class A	3,280,150	2.5
			10,312,352	7.7

		New Zealand: 0.9%
616,676		Telecom Corp. of New Zealand Ltd.	1,170,571	0.9

		Norway: 1.8%
98,779		Statoil ASA	2,401,961	1.8

		Singapore: 0.8%
388,000		Singapore Telecommunications Ltd.	1,128,349	0.8

		Spain: 4.4%
216,182	@	Banco Popular Espanol SA	1,305,777	1.0
183,448		Banco Bilbao Vizcaya Argentaria S.A.	2,269,360	1.7
205,646		CaixaBank	1,071,172	0.8
49,316		Gas Natural SDG S.A.	1,269,366	0.9
			5,915,675	4.4

		Sweden: 1.8%
124,573		Telefonaktiebolaget LM Ericsson	1,520,974	1.1
19,310		Svenska Handelsbanken AB	949,411	0.7
			2,470,385	1.8

		Switzerland: 8.3%
13,556		Cie Financiere Richemont SA	1,354,210	1.0
38,907		Nestle S.A.	2,851,496	2.1
43,076		Novartis AG	3,452,515	2.6

ING International Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland: (continued)
12,442		Roche Holding AG—Genusschein	$3,485,331	2.6
			11,143,552	8.3

		United Kingdom: 17.1%
199,346		Aviva PLC	1,491,405	1.1
69,580	@	BHP Billiton PLC	2,159,072	1.6
45,258		British American Tobacco PLC	2,429,195	1.8
123,330	@	CNH Industrial NV	1,405,681	1.0
117,014	@	HSBC Holdings PLC	1,284,136	0.9
223,840		Kingfisher PLC	1,429,011	1.1
429,284		Legal & General Group PLC	1,586,839	1.2
969,719	@	Lloyds TSB Group PLC	1,272,460	0.9
27,100	@	Noble Corp. PLC	1,015,437	0.8
193,696		Rexam PLC	1,704,184	1.3
20,085	@	Rio Tinto PLC	1,135,002	0.8
36,427		Schroders PLC	1,571,078	1.2
309,865		Tesco PLC	1,720,793	1.3
467,214		Vodafone Group PLC	1,839,521	1.4
44,292	@	WPP PLC	1,014,467	0.7
			23,058,281	17.1

		United States: 0.8%
29,200	@	Rowan Companies PLC	1,032,512	0.8

		Total Common Stock (Cost $111,240,991)	133,014,378	98.8

PREFERRED STOCK: 0.6%
		Brazil: 0.6%
145,934		Cia Energetica de Minas Gerais	866,604	0.6

		Total Preferred Stock (Cost $907,560)	866,604	0.6

		Total Long-Term Investments (Cost $112,148,551)	133,880,982	99.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
		Securities Lending Collateralcc(1): 0.5%
688,448		Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $688,449, collateralized by various U.S. Government Agency Obligations, 1.372%-8.500%, Market Value plus accrued interest $702,217, due 05/01/17-12/01/44) (Cost $688,448)	688,448	0.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.3%
355,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $355,000)	355,000	0.3

		Total Short-Term Investments (Cost $1,043,448)	1,043,448	0.8

		Total Investments in Securities (Cost $113,191,999)	$134,924,430	100.2
		Liabilities in Excess of Other Assets	(265,923)	(0.2)
		Net Assets	$134,658,507	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $113,495,400.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,156,109
Gross Unrealized Depreciation	(1,727,079)
Net Unrealized Appreciation	$21,429,030

Sector Diversification	Percentage of Net Assets
Financials	25.7%
Industrials	12.1
Consumer Discretionary	11.1
Health Care	10.1
Consumer Staples	9.3
Energy	8.9
Materials	8.3
Telecommunication Services	6.4
Utilities	4.8
Information Technology	2.7
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

ING MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 24.4%
562,318		Best Buy Co., Inc.	$22,425,242	1.4
560,578		Brinker International, Inc.	25,977,184	1.6
62,477	@	Chipotle Mexican Grill, Inc.	33,286,496	2.0
527,461		Delphi Automotive PLC	31,716,230	1.9
437,333	@	Discovery Communications, Inc.—Class A	39,543,650	2.4
589,560		Gap, Inc.	23,040,005	1.4
178,941	@	Liberty Media Corp.	26,205,909	1.6
423,090	@	LKQ Corp.	13,919,661	0.9
638,479		Macy’s, Inc.	34,094,778	2.1
238,960	@	The Madison Square Garden, Inc.	13,759,317	0.8
210,625	@	Michael Kors Holdings Ltd.	17,100,644	1.0
680,960		Newell Rubbermaid, Inc.	22,069,914	1.3
403,526		Ross Stores, Inc.	30,236,203	1.8
362,675	@	Scientific Games Corp.	6,140,088	0.4
638,004	@	Starz	18,655,237	1.1
231,540	@	Ulta Salon Cosmetics & Fragrance, Inc.	22,348,241	1.4
554,326	@	Urban Outfitters, Inc.	20,565,495	1.3
			401,084,294	24.4

		Consumer Staples: 7.6%
696,872		Coca-Cola Enterprises, Inc.	30,752,961	1.9
345,267		Hershey Co.	33,570,311	2.0
298,968		Mead Johnson Nutrition Co.	25,041,560	1.5
626,405		Whole Foods Market, Inc.	36,225,001	2.2
			125,589,833	7.6

		Energy: 6.0%
1,015,055		Cabot Oil & Gas Corp.	39,343,532	2.4
487,328	@	FMC Technologies, Inc.	25,443,395	1.5
420,451	@	Oasis Petroleum, Inc.	19,748,583	1.2
177,296		SM Energy Co.	14,735,071	0.9
			99,270,581	6.0

		Financials: 9.6%
130,482	@	Affiliated Managers Group, Inc.	28,298,936	1.7
257,093		Ameriprise Financial, Inc.	29,578,550	1.8
537,512		Arthur J. Gallagher & Co.	25,225,438	1.5
482,296		Gaming and Leisure Properties, Inc.	24,505,460	1.5
150,909		IntercontinentalExchange Group, Inc.	33,942,452	2.1
401,286		Nasdaq Stock Market, Inc.	15,971,183	1.0
			157,522,019	9.6

		Health Care: 13.3%
202,868	@	Actavis PLC	34,081,824	2.1
382,629		Agilent Technologies, Inc.	21,882,552	1.3
274,392	@	Alexion Pharmaceuticals, Inc.	36,510,599	2.2
143,594		Cooper Cos., Inc.	17,782,681	1.1
184,187	@	Henry Schein, Inc.	21,045,207	1.3
51,290	@	Mettler Toledo International, Inc.	12,442,441	0.7
676,059	@	Mylan Laboratories	29,340,961	1.8
256,465	@	Premier, Inc.	9,427,653	0.6
127,613	@	Vertex Pharmaceuticals, Inc.	9,481,646	0.6
832,091		Zoetis, Inc.	27,201,055	1.6
			219,196,619	13.3

		Industrials: 15.2%
539,824		Ametek, Inc.	28,432,530	1.7
299,827	@	BE Aerospace, Inc.	26,093,944	1.6
321,932		Flowserve Corp.	25,377,900	1.5
428,149		Ingersoll-Rand PLC—Class A	26,373,978	1.6
557,557		KAR Auction Services, Inc.	16,475,809	1.0
276,881		Nordson Corp.	20,572,258	1.2
132,184	@	Proto Labs, Inc.	9,408,857	0.6
202,201		Roper Industries, Inc.	28,041,235	1.7
136,286		Towers Watson & Co.	17,391,456	1.1
478,260		Waste Connections, Inc.	20,866,484	1.3
190,237	@	Wesco International, Inc.	17,324,884	1.1
372,683		Xylem, Inc.	12,894,832	0.8
			249,254,167	15.2

		Information Technology: 16.2%
119,414	@	Alliance Data Systems Corp.	31,397,523	1.9
494,676		Broadridge Financial Solutions ADR	19,549,596	1.2
160,725	@	Citrix Systems, Inc.	10,165,856	0.6
249,585	@	F5 Networks, Inc.	22,677,293	1.4
446,143		Flir Systems, Inc.	13,428,904	0.8
166,480	@	Gartner, Inc.	11,828,404	0.7
851,560	@	Informatica Corp.	35,339,740	2.2
614,100		Intuit, Inc.	46,868,112	2.9
801,204		NetApp, Inc.	32,961,533	2.0
865,433	@	TIBCO Software, Inc.	19,454,934	1.2
478,582		Xilinx, Inc.	21,976,485	1.3
			265,648,380	16.2

		Materials: 4.6%
157,982		Celanese Corp.	8,737,985	0.6
579,208		International Paper Co.	28,398,568	1.7
415,279		Packaging Corp. of America	26,278,855	1.6
588,610		Steel Dynamics, Inc.	11,501,439	0.7
			74,916,847	4.6

		Telecommunication Services: 1.9%
347,779	@	SBA Communications Corp.	31,244,465	1.9

		Total Common Stock (Cost $1,316,078,378)	1,623,727,205	98.8

ING MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
31,400,339	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $31,400,339)	$31,400,339	1.9

	Total Short-Term Investments (Cost $31,400,339)	31,400,339	1.9

	Total Investments in Securities (Cost $1,347,478,717)	$1,655,127,544	100.7
	Liabilities in Excess of Other Assets	(12,196,956)	(0.7)
	Net Assets	$1,642,930,588	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

Cost for federal income tax purposes is $1,352,530,227.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$320,030,089
Gross Unrealized Depreciation	(17,432,772)
Net Unrealized Appreciation	$302,597,317

ING SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.6%
		Consumer Discretionary: 18.8%
47,700	@, L	Aeropostale, Inc.	$433,593	0.1
34,511		Arctic Cat, Inc.	1,966,437	0.6
37,500	@	Bally Technologies, Inc.	2,941,875	0.9
45,063	@	Bright Horizons Family Solutions, Inc.	1,655,615	0.5
247,593		Callaway Golf Co.	2,087,209	0.6
72,900		Cheesecake Factory	3,518,883	1.1
41,700	@	Childrens Place Retail Stores, Inc.	2,375,649	0.7
79,866		Cinemark Holdings, Inc.	2,661,934	0.8
134,400		Dana Holding Corp.	2,636,928	0.8
155,085	@	Express, Inc.	2,895,437	0.9
105,600		Finish Line	2,974,752	0.9
29,200		Gildan Activewear, Inc.	1,556,652	0.5
51,199	@, L	Hibbett Sporting Goods, Inc.	3,441,085	1.0
86,632	@	Imax Corp.	2,553,911	0.8
60,700	@	Jack in the Box, Inc.	3,036,214	0.9
56,751	@	Life Time Fitness, Inc.	2,667,297	0.8
86,956	@	LKQ Corp.	2,860,852	0.9
16,502	@	Lumber Liquidators	1,697,891	0.5
55,904		Monro Muffler, Inc.	3,150,749	0.9
44,618		Pool Corp.	2,594,090	0.8
63,800	@	Sally Beauty Holdings, Inc.	1,928,674	0.6
205,368	@, L	Smith & Wesson Holding Corp.	2,770,414	0.8
37,758	@	Steiner Leisure Ltd.	1,857,316	0.6
50,394		Vail Resorts, Inc.	3,791,141	1.1
32,326		Wyndham Worldwide Corp.	2,382,103	0.7
			62,436,701	18.8

		Consumer Staples: 2.1%
47,900		Casey’s General Stores, Inc.	3,364,975	1.0
42,900	@	Elizabeth Arden, Inc.	1,520,805	0.4
105,125		Flowers Foods, Inc.	2,257,034	0.7
			7,142,814	2.1

		Energy: 5.1%
101,000	@, L	Bill Barrett Corp.	2,704,780	0.8
125,100	@, L	C&J Energy Services, Inc.	2,889,810	0.9
50,200	@	Carrizo Oil & Gas, Inc.	2,247,454	0.7
65,650	@	Energy XXI Bermuda Ltd.	1,776,489	0.5
157,200	@	Key Energy Services, Inc.	1,241,880	0.4
45,900	@	Rosetta Resources, Inc.	2,205,036	0.7
87,500	@, L	Swift Energy Co.	1,181,250	0.3
51,800	@	Unit Corp.	2,673,916	0.8
			16,920,615	5.1

		Financials: 10.3%
85,900		Colony Financial, Inc.	1,742,911	0.5
81,924		Coresite Realty Corp.	2,637,134	0.8
65,831	@	DFC Global Corp.	753,765	0.2
19,000	@	eHealth, Inc.	883,310	0.3
39,933		Financial Engines, Inc.	2,774,545	0.8
70,400		First American Financial Corp.	1,985,280	0.6
79,814		Geo Group, Inc.	2,571,607	0.8
28,400		Home Properties, Inc.	1,522,808	0.5
39,184		MarketAxess Holdings, Inc.	2,620,234	0.8
69,986	@	Portfolio Recovery Associates, Inc.	3,698,060	1.1
35,500		ProAssurance Corp.	1,721,040	0.5
20,776	@	Signature Bank	2,231,758	0.7
47,500		Sovran Self Storage, Inc.	3,095,575	0.9
49,700	@	Springleaf Holdings, Inc.	1,256,416	0.4
24,258	@	SVB Financial Group	2,543,694	0.8
66,800		Tanger Factory Outlet Centers, Inc.	2,138,936	0.6
			34,177,073	10.3

		Health Care: 16.3%
44,400	@	Acorda Therapeutics, Inc.	1,296,480	0.4
38,500	@	Air Methods Corp.	2,245,705	0.7
27,700	@	Align Technology, Inc.	1,583,055	0.5
22,700	@	Alkermes PLC	922,982	0.3
11,285	@	Bio-Rad Laboratories, Inc.	1,394,939	0.4
39,754	@	Centene Corp.	2,343,498	0.7
16,600	L	Chemed Corp.	1,271,892	0.4
18,900	@	Cubist Pharmaceuticals, Inc.	1,301,643	0.4
67,100	@	Cynosure, Inc.	1,790,228	0.5
56,884	@	Haemonetics Corp.	2,396,523	0.7
114,931		Healthsouth Corp.	3,829,501	1.1
40,705	@	Impax Laboratories, Inc.	1,023,324	0.3
87,700	@	InterMune, Inc.	1,291,821	0.4
23,570	@	IPC The Hospitalist Co., Inc.	1,399,822	0.4
63,054	@	Luminex Corp.	1,223,247	0.4
77,100	@	Masimo Corp.	2,253,633	0.7
52,566	@	Medicines Co.	2,030,099	0.6
39,434	@	Mednax, Inc.	2,104,987	0.6
83,700	@	Merit Medical Systems, Inc.	1,317,438	0.4
41,408	@	Momenta Pharmaceuticals, Inc.	732,093	0.2
94,520	@	Nektar Therapeutics	1,072,802	0.3
11,227	@	Neogen Corp.	513,074	0.2
40,500	@	Omnicell, Inc.	1,033,965	0.3
67,950		Owens & Minor, Inc.	2,484,252	0.7
9,400	@	Salix Pharmaceuticals Ltd.	845,436	0.3
23,000	@	Seattle Genetics, Inc.	917,470	0.3
49,773		Steris Corp.	2,391,593	0.7
31,500	@	Surgical Care Affiliates, Inc.	1,097,460	0.3
70,500	@	Team Health Holdings, Inc.	3,211,275	1.0
16,269	@	Theravance, Inc.	579,990	0.2
71,200	@	Thoratec Corp.	2,605,920	0.8
100,900	@, L	Vivus, Inc.	916,172	0.3

ING SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
38,800	@	WellCare Health Plans, Inc.	$2,732,296	0.8
			54,154,615	16.3

		Industrials: 14.6%
83,135		Actuant Corp.	3,046,066	0.9
17,600		Acuity Brands, Inc.	1,924,032	0.6
35,300		Clarcor, Inc.	2,271,555	0.7
32,130	@	Clean Harbors, Inc.	1,926,515	0.6
27,700		Corporate Executive Board Co.	2,144,811	0.6
58,600	@	EnPro Industries, Inc.	3,378,290	1.0
4,000	@	Genesee & Wyoming, Inc.	384,200	0.1
71,556		Gorman-Rupp Co.	2,392,117	0.7
108,651		Healthcare Services Group	3,082,429	0.9
79,160	@	HUB Group, Inc.	3,156,901	1.0
83,800		KAR Auction Services, Inc.	2,476,290	0.7
199,600		Knight Transportation, Inc.	3,660,664	1.1
36,900		Regal-Beloit Corp.	2,720,268	0.8
78,800		Simpson Manufacturing Co., Inc.	2,894,324	0.9
29,075	@	Teledyne Technologies, Inc.	2,670,829	0.8
52,800		Toro Co.	3,358,080	1.0
50,063		Waste Connections, Inc.	2,184,249	0.7
39,600		Watts Water Technologies, Inc.	2,450,052	0.7
57,590		Woodward Governor Co.	2,626,680	0.8
			48,748,352	14.6

		Information Technology: 23.8%
19,507	@	Ansys, Inc.	1,701,011	0.5
182,600	@	Aruba Networks, Inc.	3,268,540	1.0
111,300	@	Aspen Technology, Inc.	4,652,340	1.4
113,682	@	Bankrate, Inc.	2,039,455	0.6
73,045		Blackbaud, Inc.	2,750,144	0.8
83,800	@	BroadSoft, Inc.	2,291,092	0.7
78,882	@	Cardtronics, Inc.	3,427,423	1.0
33,990	@	Coherent, Inc.	2,528,516	0.8
100,283	@	CommScope Holding Co., Inc.	1,897,354	0.6
51,700	@	Commvault Systems, Inc.	3,871,296	1.2
56,800	@	DealerTrack Holdings, Inc.	2,730,944	0.8
30,200	@	Exa Corp.	400,452	0.1
30,663	@	Faro Technologies, Inc.	1,787,653	0.5
44,800		Flir Systems, Inc.	1,348,480	0.4
149,150	@	Formfactor, Inc.	897,883	0.3
40,116	@	Guidewire Software, Inc.	1,968,492	0.6
43,158	@	Imperva, Inc.	2,077,195	0.6
249,400	@	Integrated Device Technology, Inc.	2,541,386	0.8
71,800		j2 Global, Inc.	3,590,718	1.1
117,600	@	LivePerson, Inc.	1,742,832	0.5
51,564	@	LogMeIn, Inc.	1,729,972	0.5
48,289	@	Micros Systems, Inc.	2,770,340	0.8
64,800		MKS Instruments, Inc.	1,940,112	0.6
51,646	@	Monolithic Power Systems, Inc.	1,790,050	0.5
71,028		National Instruments Corp.	2,274,317	0.7
19,146	@	Plexus Corp.	828,830	0.3
263,100	@	PMC—Sierra, Inc.	1,691,733	0.5
150,500	@	Polycom, Inc.	1,690,115	0.5
115,900	@	PTC, Inc.	4,101,701	1.2
119,100	@	QLIK Technologies, Inc.	3,171,633	1.0
62,800	@	Riverbed Technolgoy, Inc.	1,135,424	0.3
73,978	@	Semtech Corp.	1,870,164	0.6
23,203	@	SYKES Enterprises, Inc.	506,058	0.2
74,400	@	Synchronoss Technologies, Inc.	2,311,608	0.7
38,073	@	WEX, Inc.	3,770,369	1.1
			79,095,632	23.8

		Materials: 4.6%
81,100	@	Boise Cascade Co.	2,390,828	0.7
131,793		Commercial Metals Co.	2,679,351	0.8
11,800		Compass Minerals International, Inc.	944,590	0.3
67,100		HB Fuller Co.	3,491,884	1.1
370,000		Hecla Mining Co.	1,139,600	0.3
38,800		Minerals Technologies, Inc.	2,330,716	0.7
56,910		Worthington Industries	2,394,773	0.7
			15,371,742	4.6

		Total Common Stock (Cost $238,438,773)	318,047,544	95.6

EXCHANGE-TRADED FUNDS: 1.8%
45,407		iShares Russell 2000 Growth Index Fund	6,153,102	1.8

		Total Exchange-Traded Funds (Cost $4,126,512)	6,153,102	1.8

		Total Long-Term Investments (Cost $242,565,285)	324,200,646	97.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.9%
		Securities Lending Collateralcc(1): 3.7%
2,929,989		Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,929,991, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,988,589, due 01/15/14-05/01/51)	2,929,989	0.8

ING SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
2,929,989	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,929,992, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $2,988,589, due 12/15/15-08/15/53)	$2,929,989	0.9
2,929,989	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,929,994, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,988,590, due 01/24/14-02/01/47)	2,929,989	0.9
2,929,989	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,929,991, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $2,988,589, due 06/01/17-09/01/44)	2,929,989	0.9
616,831	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $616,831, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $629,168, due 01/23/14-08/15/23)	616,831	0.2
		12,336,787	3.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
10,530,131	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $10,530,131)	10,530,131	3.2

	Total Short-Term Investments (Cost $22,866,918)	22,866,918	6.9

	Total Investments in Securities (Cost $265,432,203)	$347,067,564	104.3
	Liabilities in Excess of Other Assets	(14,417,174)	(4.3)
	Net Assets	$332,650,390	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $267,583,490.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$85,208,911
Gross Unrealized Depreciation	(5,724,836)
Net Unrealized Appreciation	$79,484,075

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.
(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the

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registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	ING Variable Products Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 7, 2014

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	March 7, 2014

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